Exhibit 10.1.3

AMENDMENT NO. 2, dated as of May 4, 2020 (this “Amendment”), among CORE & MAIN LP (formerly known as HD Supply Waterworks, Ltd., a Florida limited partnership (as successor by merger to CD&R Waterworks Merger Sub, LLC, a Delaware limited liability company)) (the “Parent Borrower”), the Lenders party hereto and CITIBANK, N.A. (“Citi”), as Administrative Agent and Collateral Agent.

WHEREAS, the Parent Borrower, the Subsidiary Borrowers from time to time party thereto, Citi, as Administrative Agent, Collateral Agent, Swingline Lender and as an Issuing Lender, and the Lenders and other Issuing Lenders from time to time party thereto, are parties to that certain ABL Credit Agreement dated as of August 1, 2017 (as amended, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Lenders party hereto constitute the Supermajority Lenders under the Credit Agreement as of the Second Amendment Effective Date (as defined below); and

WHEREAS, effective as of the Second Amendment Effective Date, and pursuant to and in accordance with Subsection 11.1(a) of the Credit Agreement, the Parent Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement (as so amended, the “Amended Credit Agreement”) as set forth in Section 1 hereto, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment of the Credit Agreement. The Credit Agreement is, effective as of the Second Amendment Effective Date, hereby amended as set forth below:

(a) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in proper alphabetical order:

“Division”: as defined in Subsection 1.2(l).

(b) Subsection 1.1 of the Credit Agreement is hereby amended by amending the definition of “Eligible Accounts” by deleting clause (a) of that definition and replacing it with the following:

“(a) (i) for the Borrowing Base Certificates delivered with respect to the Fiscal Periods of the Borrower ending May 3, 2020 through March 28, 2021 (or for any Borrowing Base Certificate delivered on a more frequent basis to the extent provided in Subsection 7.2(f) with respect to any period ending on or after May 3, 2020 and on or prior to March 28, 2021), Accounts which remain unpaid more than 150 days after the original invoice date therefor, and (ii) at all other times, Accounts which remain unpaid more than 90 days after the original invoice date therefor; provided that, notwithstanding the foregoing, up to $10,000,000 of Accounts shall not be deemed ineligible under this clause (a)(ii) until such Accounts remain unpaid more than 120 days of the original invoice date;”

(c) Subsection 1.2 of the Credit Agreement is hereby amended by inserting the following as a new clause (l) thereof:

“(l) Any reference herein or in any other Loan Document to (i) a transfer, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (collectively, a “Division”), as if it were a transfer, assignment, sale or transfer, or similar term, as applicable, to a separate Person, and (ii) a merger, consolidation, amalgamation or consolidation, or similar term, shall be deemed to apply to the division of or by a limited liability company, or an allocation of assets to a series of a limited liability company, or the unwinding of such a division or allocation, as if it were a merger, consolidation, amalgamation or consolidation or similar term, as applicable, with a separate Person.”

Section 2. Interpretation. For purposes of this Amendment, all terms used herein which are not otherwise defined herein, including but not limited to those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Amended Credit Agreement.

Section 3. Effectiveness.

(a) Section 1 of this Amendment shall become effective on the date (such date, if any, the “Second Amendment Effective Date”) that the Administrative Agent shall have received this Amendment, executed and delivered by the Parent Borrower, the Administrative Agent and the Supermajority Lenders.

(b) The Administrative Agent shall promptly notify the Lenders in writing when the Second Amendment Effective Date has occurred.

The execution and delivery of this Amendment by the Lenders hereunder shall conclusively be deemed to constitute an acknowledgment by the Administrative Agent and Lenders that each of the conditions precedent set forth in this Section 3 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 4. Representations and Warranties. After giving effect to the Second Amendment Effective Date, each of the representations and warranties made by any Loan Party pursuant to the Credit Agreement and any other Loan Document to which it is a party shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of the Second Amendment Effective Date as if made on and as of such date.

Section 5. Fees and Expenses. The Parent Borrower agrees to pay or reimburse the Administrative Agent in accordance with Subsection 11.5 of the Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable and documented fees and disbursements of Cahill, Gordon & Reindel LLP, solely in its capacity as counsel to the Administrative Agent (and, for the avoidance of doubt, not of counsel to any other Lender).

Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 7. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. THE PROVISIONS OF SUBSECTION 11.13 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AS IF SET FORTH HEREIN, MUTATIS MUTANDIS. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9. Effect of Amendment; Borrower Reaffirmation.

(a) This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and from and after the Second Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement, except for (i) the representations and warranties made by the Parent Borrower and the other Loan Parties prior to the Second Amendment Effective Date (which representations and warranties made prior to the Second Amendment Effective Date shall not be superseded or rendered ineffective by this Amendment as they pertain to the period prior to the Second Amendment Effective Date) and (ii) any action or omission performed or required to be performed pursuant to the Credit Agreement prior to the Second Amendment Effective Date. For the avoidance of doubt, any certificate or other document the form of which is set out in any exhibit attached to the Credit Agreement or any other Loan Document may be revised, as applicable, to refer to the Amended Credit Agreement. This Amendment is not intended to be and shall not constitute a novation of the Credit Agreement or any other Loan Document.

(b) Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment (i) shall not operate as a waiver of any right, power, privilege or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or other agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(c) Without limiting the generality of the foregoing, the Parent Borrower acknowledges and agrees that (i) all Obligations (as defined in and pursuant to the Credit Agreement) and the other Loan Documents to which it is a party, as modified by this Amendment, including without limitation any extensions of credit made pursuant thereto, shall remain in full force and effect on a continuous basis pursuant to the Guarantee and Collateral Agreement and each other applicable Loan Document to which it is a party, in accordance with the terms and provisions thereof and (ii) each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and each guarantee made by it as security for the applicable Obligations, in each case pursuant to the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party, in accordance with the terms and provisions thereof, shall remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for such Obligations, and in each case is hereby ratified and affirmed in all respects.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CORE & MAIN LP,
as Parent Borrower

By:	/s/ Mark R. Witkowski
Name: Mark R. Witkowksi
Title: Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

CITIBANK, N.A., as Administrative Agent, Collateral Agent and a Lender

By:	/s/ Christopher Marino
Name: Christopher Marino
Title: Director & Vice President

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

LENDERS:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ James Shender
Name: James Shender
Title: Executive Director

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Peter Drooff
Name: Peter Drooff
Title: Sr. Vice President

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Vice President

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

By:	/s/ Nicolas Thierry
Name: Nicolas Thierry
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

If a second signature is necessary:

By:	/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Alexandre Camerlain
Name: Alexandre Camerlain
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

NATIXIS, NEW YORK BRANCH, as a Lender

By:	/s/ Michael J. Lardieri
Name: Michael J. Lardieri
Title: Director

By:	/s/ J. Stephane Lautner
Name: J. Stephane Lautner
Title: Director

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Lender

By:	/s/ G. Andrew Keith
Name: G. Andrew Keith
Title: Executive Director

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

TRUIST BANK (formerly known as Branch Banking and Trust Company), as a Lender

By:	/s/ Mark Bohntinsky
Name: Mark Bohntinsky
Title: Managing Director

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]

LENDERS:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Lynne Ciaccia
Name: Lynne Ciaccia
Title: Authorized Officer

[Signature Page to Amendment No. 2 to the ABL Credit Agreement]